Exhibit 99.1

News Release

Abbott Reports Second-Quarter 2025 Results

–Second-quarter reported sales growth of 7.4 percent; organic sales growth of 6.9 percent or 7.5 percent excluding COVID-19 testing-related sales1
–Second-quarter GAAP diluted EPS of $1.01; adjusted diluted EPS of $1.26
–Reported gross margin of 52.7 percent of sales; adjusted gross margin of 57.0 percent, which reflects a 100 basis point increase
–Reported operating margin of 18.4 percent of sales; adjusted operating margin of 22.9 percent, which reflects a 100 basis point increase

ABBOTT PARK, Ill., July 17, 2025 — Abbott today announced financial results for the second quarter ended June 30, 2025.

•Second-quarter sales increased 7.4 percent on a reported basis, 6.9 percent on an organic basis, or 7.5 percent when excluding COVID-19 testing-related sales1.
•Second-quarter GAAP diluted EPS of $1.01 and adjusted diluted EPS of $1.26, which excludes specified items and reflects double-digit growth compared to the prior year.
•First-half sales increased 5.7 percent on a reported basis, 6.9 percent on an organic basis, or 7.9 percent when excluding COVID-19 testing-related sales2.
•Abbott projects full-year 2025 organic sales growth, excluding COVID-19 testing-related sales, to be 7.5% to 8.0%, or 6.0% to 7.0% when including COVID-19 testing-related sales.
•Abbott projects full-year 2025 adjusted diluted EPS of $5.10 to $5.20, which reflects double-digit growth at the midpoint.
•In April, Abbott completed enrollment ahead of schedule in its FlexPulse U.S. IDE trial, which is designed to evaluate the TactiFlex™ Duo Pulsed Field Ablation (PFA) System for treating patients with heart rhythm disorders such as atrial fibrillation (AFib).
•In April, Abbott announced late-breaking data from the AVEIR™ Conduction System Pacing (CSP) clinical feasibility study. This study was the world's first assessment of a leadless pacemaker delivering conduction pacing, which produces pacing that closely mimics the heart's natural electrical rhythm and represents a new treatment option for people with irregular heart rhythms.
•In May, Abbott announced U.S. Food and Drug Administration (FDA) approval of the company's Tendyne™ transcatheter mitral valve replacement (TMVR) system, a first-of-its-kind device to help treat people with mitral valve disease.
•Abbott has initiated plans to develop a new cardiovascular device manufacturing facility in the state of Georgia to be completed by 2028.

"Halfway through the year, we delivered high single-digit organic sales growth, double-digit EPS growth, significantly expanded our margin profiles, and continued to advance key programs through our new product pipeline," said Robert B. Ford, chairman and chief executive officer, Abbott. "We see this momentum carrying into 2026."

SECOND-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange and the impact of discontinuing the ZonePerfect® product line in the Nutrition business, is an appropriate way for investors to best understand the core underlying performance of the business. Management further believes that measuring sales growth rates on an organic basis excluding COVID-19 tests is an appropriate way for investors to best understand the underlying performance of the company as the demand for COVID-19 tests has significantly declined following the transition from a pandemic to endemic phase.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Second Quarter 2025 Results (2Q25)

Sales 2Q25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	4,276	957	811	—	2,503
International	6,866	1,255	1,362	1,383	2,866
Total reported	11,142	2,212	2,173	1,383	5,369

% Change vs. 2Q24
U.S.	8.7	2.6	(0.1)	n/a	14.6
International	6.6	3.1	(1.5)	6.9	12.4
Total reported	7.4	2.9	(1.0)	6.9	13.4
Impact of foreign exchange	0.5	(0.5)	0.4	(0.8)	1.2
Organic	6.9	3.4	(1.4)	7.7	12.2
Impact of COVID-19 testing sales [1]	(0.6)	—	(2.2)	—	—
Organic (excluding COVID-19 tests)	7.5	3.4	0.8	7.7	12.2

Organic
U.S.	8.7	2.6	(0.1)	n/a	14.6
International	5.8	4.0	(2.2)	7.7	10.1

First Half 2025 Results (1H25)

Sales 1H25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	8,444	1,912	1,682	—	4,842
International	13,056	2,446	2,545	2,643	5,422
Total reported	21,500	4,358	4,227	2,643	10,264

% Change vs. 1H24
U.S.	8.5	5.6	(3.5)	n/a	14.8
International	3.9	1.6	(4.5)	4.9	9.1
Total reported	5.7	3.3	(4.1)	4.9	11.7
Impact of foreign exchange	(1.1)	(1.5)	(0.9)	(2.9)	(0.7)
Impact of business exit*	(0.1)	(0.3)	—	—	—
Organic	6.9	5.1	(3.2)	7.8	12.4
Impact of COVID-19 testing sales [2]	(1.0)	—	(3.9)	—	—
Organic (excluding COVID-19 tests)	7.9	5.1	0.7	7.8	12.4

Organic
U.S.	8.7	6.4	(3.5)	n/a	14.8
International	5.8	4.1	(3.0)	7.8	10.3

Refer to page 16 for a reconciliation of adjusted historical revenue to reported revenue.

*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Nutrition

Second Quarter 2025 Results (2Q25)

Sales 2Q25 ($ in millions)	Total	Pediatric	Adult
U.S.	957	587	370
International	1,255	467	788
Total reported	2,212	1,054	1,158

% Change vs. 2Q24
U.S.	2.6	4.2	0.2
International	3.1	(5.7)	9.2
Total reported	2.9	(0.4)	6.1
Impact of foreign exchange	(0.5)	(0.6)	(0.5)
Organic	3.4	0.2	6.6

U.S.	2.6	4.2	0.2
International	4.0	(4.5)	9.8

Worldwide Nutrition sales increased 2.9 percent on a reported basis and 3.4 percent on an organic basis in the second quarter.
Growth in the quarter was led by Adult Nutrition, where global sales increased 6.1 percent on a reported basis and 6.6 percent on an organic basis, led by strong growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading brand of products designed to meet the nutritional requirements for people with diabetes.

First Half 2025 Results (1H25)

Sales 1H25 ($ in millions)	Total	Pediatric	Adult
U.S.	1,912	1,175	737
International	2,446	920	1,526
Total reported	4,358	2,095	2,263

% Change vs. 1H24
U.S.	5.6	9.0	0.6
International	1.6	(7.0)	7.7
Total reported	3.3	1.3	5.3
Impact of foreign exchange	(1.5)	(1.2)	(1.6)
Impact of business exit*	(0.3)	—	(0.7)
Organic	5.1	2.5	7.6

U.S.	6.4	9.0	2.4
International	4.1	(4.6)	10.2
*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Diagnostics

Second Quarter 2025 Results (2Q25)

Sales 2Q25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	811	351	35	104	321
International	1,362	1,007	88	44	223
Total reported	2,173	1,358	123	148	544

% Change vs. 2Q24
U.S.	(0.1)	7.3	5.5	(2.0)	(7.1)
International	(1.5)	0.5	(5.6)	(11.9)	(6.1)
Total reported	(1.0)	2.2	(2.7)	(5.1)	(6.7)
Impact of foreign exchange	0.4	0.6	0.7	0.1	0.1
Organic	(1.4)	1.6	(3.4)	(5.2)	(6.8)

U.S.	(0.1)	7.3	5.5	(2.0)	(7.1)
International	(2.2)	(0.3)	(6.5)	(12.1)	(6.3)

Global Diagnostics sales decreased 1.0 percent on a reported basis, decreased 1.4 percent on an organic basis, and increased 0.8 percent when excluding COVID-19 testing-related sales1.

Diagnostics sales growth was impacted by the year-over-year decline in COVID-19 testing-related sales and volume-based procurement programs in China.

COVID-19 testing-related sales were $55 million in the quarter, compared to $102 million in the second quarter of the prior year.

Global Core Laboratory Diagnostics sales increased 2.2 percent on a reported basis and increased 1.6 percent on an organic basis. Growth in the quarter was impacted by volume-based procurement programs in China.

First Half 2025 Results (1H25)

Sales 1H25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	1,682	683	75	204	720
International	2,545	1,852	170	86	437
Total reported	4,227	2,535	245	290	1,157

% Change vs. 1H24
U.S.	(3.5)	7.2	—	(0.3)	(12.8)
International	(4.5)	(2.4)	(6.1)	(4.5)	(12.3)
Total reported	(4.1)	0.1	(4.4)	(1.6)	(12.6)
Impact of foreign exchange	(0.9)	(1.2)	(1.0)	(0.4)	(0.6)
Organic	(3.2)	1.3	(3.4)	(1.2)	(12.0)

U.S.	(3.5)	7.2	—	(0.3)	(12.8)
International	(3.0)	(0.7)	(4.9)	(3.3)	(10.7)

Established Pharmaceuticals

Second Quarter 2025 Results (2Q25)

Sales 2Q25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,383	1,059	324
Total reported	1,383	1,059	324

% Change vs. 2Q24
U.S.	n/a	n/a	n/a
International	6.9	7.3	5.9
Total reported	6.9	7.3	5.9
Impact of foreign exchange	(0.8)	(1.4)	1.4
Organic	7.7	8.7	4.5

U.S.	n/a	n/a	n/a
International	7.7	8.7	4.5

Established Pharmaceuticals sales increased 6.9 percent on a reported basis and 7.7 percent on an organic basis in the second quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 7.3 percent on a reported basis and 8.7 percent on an organic basis, led by double-digit growth in several countries across Asia, Latin America and the Middle East.

First Half 2025 Results (1H25)

Sales 1H25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	2,643	2,024	619
Total reported	2,643	2,024	619

% Change vs. 1H24
U.S.	n/a	n/a	n/a
International	4.9	5.7	2.4
Total reported	4.9	5.7	2.4
Impact of foreign exchange	(2.9)	(3.3)	(1.4)
Organic	7.8	9.0	3.8

U.S.	n/a	n/a	n/a
International	7.8	9.0	3.8

Medical Devices

Second Quarter 2025 Results (2Q25)

Sales 2Q25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,503	340	322	282	283	289	193	794
International	2,866	333	378	86	474	347	61	1,187
Total reported	5,369	673	700	368	757	636	254	1,981

% Change vs. 2Q24
U.S.	14.6	16.5	12.2	15.8	3.0	12.2	0.4	24.5
International	12.4	5.7	10.9	11.2	5.4	13.7	20.4	17.5
Total reported	13.4	10.9	11.5	14.7	4.5	13.0	4.6	20.2
Impact of foreign exchange	1.2	1.1	1.2	0.7	1.0	1.3	0.3	1.7
Organic	12.2	9.8	10.3	14.0	3.5	11.7	4.3	18.5

U.S.	14.6	16.5	12.2	15.8	3.0	12.2	0.4	24.5
International	10.1	3.6	8.8	8.4	3.8	11.4	18.7	14.7

Worldwide Medical Devices sales increased 13.4 percent on a reported basis and 12.2 percent on an organic basis in the second quarter.

Sales growth in the quarter was led by double-digit growth in Diabetes Care, Heart Failure, Structural Heart and Electrophysiology.

Several products contributed to the strong performance, including FreeStyle Libre®, Navitor®, TriClip® and AVEIR®.

In Diabetes Care, sales of continuous glucose monitors were $1.9 billion and grew 21.4 percent on a reported basis and 19.6 percent on an organic basis.

First Half 2025 Results (1H25)

Sales 1H25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	4,842	644	621	544	551	571	369	1,542
International	5,422	614	708	163	916	642	113	2,266
Total reported	10,264	1,258	1,329	707	1,467	1,213	482	3,808

% Change vs. 1H24
U.S.	14.8	14.4	11.7	13.2	4.2	16.3	(1.1)	25.7
International	9.1	1.2	7.6	12.6	3.5	9.3	18.5	13.8
Total reported	11.7	7.6	9.5	13.1	3.8	12.5	2.9	18.4
Impact of foreign exchange	(0.7)	(0.4)	(0.6)	(0.2)	(0.7)	(0.7)	(0.4)	(0.7)
Organic	12.4	8.0	10.1	13.3	4.5	13.2	3.3	19.1

U.S.	14.8	14.4	11.7	13.2	4.2	16.3	(1.1)	25.7
International	10.3	2.0	8.8	13.4	4.8	10.5	20.5	15.0

ABBOTT'S FINANCIAL GUIDANCE
Abbott projects full-year 2025 organic sales growth, excluding COVID-19 testing related sales, to be 7.5% to 8.0%, or 6.0% to 7.0% when including COVID-19 testing-related sales.

Abbott projects full-year 2025 adjusted operating margin to be approximately 23.5% of sales.

Abbott projects full-year 2025 adjusted diluted earnings per share of $5.10 to $5.20 and third-quarter 2025 adjusted diluted earnings per share of $1.28 to $1.32.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
ABBOTT DECLARES 406th CONSECUTIVE QUARTERLY DIVIDEND
On June 13, 2025, the board of directors of Abbott declared the company's quarterly dividend of $0.59 per share. Abbott's cash dividend is payable Aug. 15, 2025, to shareholders of record at the close of business on July 15, 2025.

Abbott has increased its dividend payout for 53 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 114,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its second-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2024, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika McLoughlin, 224-399-5082 Randy Blakley, 224-361-7966	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1.In the second quarter of 2025, total worldwide sales were $11.142 billion, total Diagnostics sales were $2.173 billion and COVID-19 testing-related sales were $55 million. In the second quarter of 2024, total worldwide sales were $10.377 billion, total Diagnostics sales were $2.195 billion and COVID-19 testing-related sales were $102 million.

2.In the first half of 2025, total worldwide sales were $21.500 billion, total Diagnostics sales were $4.227 billion and COVID-19 testing-related sales were $139 million. In the first half of 2024, total worldwide sales were $20.341 billion, total Diagnostics sales were $4.409 billion and COVID-19 testing-related sales were $306 million.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Second Quarter Ended June 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	2Q25	2Q24	% Change
Net Sales	$11,142	$10,377	7.4

Cost of products sold, excluding amortization expense	4,854	4,603	5.5
Amortization of intangible assets	420	471	(10.7)
Research and development	725	698	3.9
Selling, general, and administrative	3,091	2,936	5.3
Total Operating Cost and Expenses	9,090	8,708	4.4

Operating Earnings	2,052	1,669	23.0

Interest expense, net	50	58	(14.2)
Net foreign exchange (gain) loss	(11)	(6)	55.6
Other (income) expense, net	(137)	10	n/m
Earnings before taxes	2,150	1,607	33.8
Taxes on earnings	371	305	21.3	1)

Net Earnings	$1,779	$1,302	36.7

Net Earnings excluding Specified Items, as described below	$2,213	$2,003	10.5	2)

Diluted Earnings per Common Share	$1.01	$0.74	36.5

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.26	$1.14	10.5	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,751	1,751

NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2024 Taxes on Earnings includes the recognition of approximately $25 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $434 million, or $0.25 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $701 million, or $0.40 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and a divestiture, and other net expenses.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
First Half Ended June 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	1H25	1H24	% Change
Net Sales	$21,500	$20,341	5.7

Cost of products sold, excluding amortization expense	9,322	9,066	2.8
Amortization of intangible assets	840	943	(10.8)
Research and development	1,441	1,382	4.3
Selling, general, and administrative	6,152	5,895	4.4
Total Operating Cost and Expenses	17,755	17,286	2.7

Operating Earnings	3,745	3,055	22.6

Interest expense, net	99	119	(16.4)
Net foreign exchange (gain) loss	(18)	(6)	n/m
Other (income) expense, net	(264)	(101)	n/m
Earnings before taxes	3,928	3,043	29.1
Taxes on earnings	824	516	59.5	1)

Net Earnings	$3,104	$2,527	22.9

Net Earnings excluding Specified Items, as described below	$4,132	$3,732	10.7	2)

Diluted Earnings per Common Share	$1.77	$1.44	22.9

Diluted Earnings per Common Share, excluding Specified Items, as described below	$2.35	$2.12	10.8	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,749	1,750

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $300 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.028 billion, or $0.58 per share, for intangible amortization, charges related to investment impairments, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.205 billion, or $0.68 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and a divestiture, and other net expenses.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Second Quarter Ended June 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	2Q25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$420	$(420)	$—
Gross Margin	5,868	478	6,346
R&D	725	(20)	705
SG&A	3,091	(1)	3,090
Other (income) expense, net	(137)	(1)	(138)
Earnings before taxes	2,150	500	2,650
Taxes on Earnings	371	66	437
Net Earnings	1,779	434	2,213
Diluted Earnings per Share	$1.01	$0.25	$1.26

Specified items reflect intangible amortization expense of $420 million and other net expenses of $80 million associated with restructuring actions, costs associated with acquisitions, and other net expenses. See page 17 for additional details regarding specified items.

	2Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$471	$(471)	$—
Gross Margin	5,303	506	5,809
R&D	698	(41)	657
SG&A	2,936	(57)	2,879
Other (income) expense, net	10	(145)	(135)
Earnings before taxes	1,607	749	2,356
Taxes on Earnings	305	48	353
Net Earnings	1,302	701	2,003
Diluted Earnings per Share	$0.74	$0.40	$1.14

Specified items reflect intangible amortization expense of $471 million and other net expenses of $278 million associated with restructuring actions, acquisitions, a divestiture and other net expenses. See page 18 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
First Half Ended June 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	1H25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$840	$(840)	$—
Gross Margin	11,338	926	12,264
R&D	1,441	(47)	1,394
SG&A	6,152	(11)	6,141
Other (income) expense, net	(264)	(36)	(300)
Earnings before taxes	3,928	1,020	4,948
Taxes on Earnings	824	(8)	816
Net Earnings	3,104	1,028	4,132
Diluted Earnings per Share	$1.77	$0.58	$2.35

Specified items reflect intangible amortization expense of $840 million and other net expenses of $180 million associated with restructuring actions, acquisitions, investment impairment charges, and other net expenses. See page 19 for additional details regarding specified items.

	1H24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$943	$(943)	$—
Gross Margin	10,332	1,024	11,356
R&D	1,382	(62)	1,320
SG&A	5,895	(91)	5,804
Other (income) expense, net	(101)	(171)	(272)
Earnings before taxes	3,043	1,348	4,391
Taxes on Earnings	516	143	659
Net Earnings	2,527	1,205	3,732
Diluted Earnings per Share	$1.44	$0.68	$2.12

Specified items reflect intangible amortization expense of $943 million and other net expenses of $405 million associated with restructuring actions, acquisitions, a divestiture and other net expenses. See page 20 for additional details regarding specified items.

A reconciliation of the second-quarter tax rates for 2025 and 2024 is shown below:

	2Q25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,150	$371	17.3%	1)
Specified items	500	66
Excluding specified items	$2,650	$437	16.5%

	2Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,607	$305	19.0%	2)
Specified items	749	48
Excluding specified items	$2,356	$353	15.0%
1)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2024 Taxes on Earnings includes the recognition of approximately $25 million of net tax expense as a result of the resolution of various tax positions related to prior years.

A reconciliation of the year-to-date tax rates for 2025 and 2024 is shown below:

	1H25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,928	$824	21.0%	3)
Specified items	1,020	(8)
Excluding specified items	$4,948	$816	16.5%

	1H24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,043	$516	17.0%	4)
Specified items	1,348	143
Excluding specified items	$4,391	$659	15.0%

3)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $300 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

4)2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
First Half Ended June 30, 2025 and 2024
($ in millions)
(unaudited)

	1H25	1H24			% Change vs. 1H24
						Non-GAAP
	Abbott Reported	Abbott Reported	Impact from business exit (a)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	21,500	20,341	(13)	20,328	5.7	5.8	6.9
U.S.	8,444	7,780	(13)	7,767	8.5	8.7	8.7
Intl	13,056	12,561	—	12,561	3.9	3.9	5.8

Total Nutrition	4,358	4,218	(13)	4,205	3.3	3.6	5.1
U.S.	1,912	1,811	(13)	1,798	5.6	6.4	6.4
Intl	2,446	2,407	—	2,407	1.6	1.6	4.1

Adult Nutrition	2,263	2,150	(13)	2,137	5.3	6.0	7.6
U.S.	737	733	(13)	720	0.6	2.4	2.4
Intl	1,526	1,417	—	1,417	7.7	7.7	10.2

(a) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$55	$420	$2	$478
R&D	—	(7)	—	(13)	(20)
SG&A	(3)	1	—	1	(1)
Other (income) expense, net	(1)	—	—	—	(1)
Earnings before taxes	$5	$61	$420	$14	500
Taxes on Earnings (d)					66
Net Earnings					$434
Diluted Earnings per Share					$0.25
The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and the recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$32	$471	$2	$506
R&D	(1)	1	—	(41)	(41)
SG&A	(11)	(10)	—	(36)	(57)
Other (income) expense, net	(147)	—	—	2	(145)
Earnings before taxes	$160	$41	$471	$77	749
Taxes on Earnings (d)					48
Net Earnings					$701
Diluted Earnings per Share					$0.40

The table above provides additional details regarding the specified items described on page 13.
a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR requirements for previously approved products and an intangible asset impairment charge.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Half Ended June 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$81	$840	$4	$926
R&D	(1)	(23)	—	(23)	(47)
SG&A	(6)	(6)	—	1	(11)
Other (income) expense, net	(25)	—	—	(11)	(36)
Earnings before taxes	$33	$110	$840	$37	1,020
Taxes on Earnings (d)					(8)
Net Earnings					$1,028
Diluted Earnings per Share					$0.58
The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment impairments.
d)Reflects the net tax benefit associated with the specified items and recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings includes approximately $300 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Half Ended June 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$74	$943	$5	$1,024
R&D	(4)	(1)	—	(57)	(62)
SG&A	(25)	(19)	—	(47)	(91)
Other (income) expense, net	(135)	—	—	(36)	(171)
Earnings before taxes	$166	$94	$943	$145	1,348
Taxes on Earnings (d)					143
Net Earnings					$1,205
Diluted Earnings per Share					$0.68
The table above provides additional details regarding the specified items described on page 14.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment and intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.